SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2004

First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

          Missouri

    000-22842

     43-1654695

State or other jurisdiction

   Commission

(I.R.S. Employer

     of incorporation

  File Number

Identification No.)

142 East First Street, Mountain Grove, Missouri

    65711

(Address of principal executive offices)

 (Zip Code)

Registrant's telephone number (including area code)  (417) 926-5151

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

__

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Other Events

On November 23, 2004, First Bancshares Inc. announced the appointment of Thomas M. Sutherland to the board of directors of First Bancshares, Inc. and First Home Savings Bank.  A copy of the press release issued by First Bancshares, Inc. is included as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

Exhibit

99.1

Press Release dated November 24, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST BANCSHARES, INC.

DATE: November 24, 2004

By:

 /s/ Charles W. Schumacher

Charles W. Schumacher

Chairman, President and Chief Executive Officer

(Principal Executive Officer)

By:

 /s/Susan J. Uchtman

Susan J. Uchtman

Chief Financial Officer

(Principal Financial and Accounting Officer)

Exhibit 99.1